Exhibit 99.1

Encore Capital Group Announces Acquisition of Asset Acceptance

- Combination Will Lead to Greater Operational Efficiencies and Shareholder Value -

- Conference call scheduled for 9:00 a.m. Eastern -

SAN DIEGO and WARREN, March 6, 2013 — Encore Capital Group, Inc. (Nasdaq: ECPG ) and Asset Acceptance Capital Corp. (Nasdaq: AACC) today announced that Encore has entered into an agreement to acquire Asset Acceptance. Based in Warren, Michigan, Asset Acceptance has decades of experience in buying consumer receivables across a broad range of asset classes, as well as a tenured workforce. Combined, Encore and Asset Acceptance have purchased over 60 million individual consumer accounts, including credit card, telecommunications, consumer loans and other related assets, with a face value of over $130 billion.

Under the terms of the agreement, Encore will acquire Asset Acceptance for $6.50 per share, which represents a total equity value of approximately $200 million, representing a 24 percent premium to Asset Acceptance’s 30 day volume weighted average share price. Asset Acceptance shareholders will have the option to receive their consideration in cash or Encore stock or any combination of cash and Encore stock, at their election, with the aggregate stock consideration across all stockholders capped at 25 percent of the total equity consideration to be received. Subject to regulatory approval and Asset Acceptance shareholder approval, the acquisition is expected to close during the second quarter of this year.

“This acquisition moves our industry into a new phase of maturity defined by more efficient companies that are committed to operating ethically and treating consumers with respect,” said Encore’s President and Chief Executive Officer Brandon Black. “Encore’s strong operating and cost advantages will allow Asset Acceptance’s investments to be significantly more profitable and will deliver greater value to shareholders. Consumers also stand to benefit as we extend Encore’s industry-leading Consumer Bill of Rights to millions more people who are on their way to financial recovery.”

Encore has been acquiring competitor portfolios since 2001 and has developed expertise in valuing, managing and integrating large transactions. Encore made two significant portfolio acquisitions last year alone and has already successfully integrated them into its operational platform. The acquisition of Asset Acceptance provides Encore not only with an additional portfolio, but also with valuable operations capabilities and synergy opportunities.

“We believe Encore is a strong strategic fit for Asset Acceptance as the transaction will enable us to maximize the full value of both our investments and our talented workforce,” said Rion Needs, President and Chief Executive Officer of Asset Acceptance. “The combination of our two companies will better position us for success in a rapidly changing and competitive marketplace.”

“Our industry is highly fragmented, and we have long been anticipating consolidation as the regulatory and business climate grows more complex,” said Mr. Black. “This transaction clearly signals that Encore will play a key role in driving this phase in our industry’s development. Transactions like this are a component of our long-term growth plan, along with pursuing growth in new asset classes and geographies.”

Encore and Asset Acceptance were advised respectively by Morgan Stanley and William Blair.

Transaction conference call

Encore also announced that it will host a conference call today at 9:00 a.m. ET to discuss the announcement. Members of the public are invited to listen to the event via a telephone conference call line or the Internet. To access the live listen-only telephone conference call, please dial (877) 670-9781 (domestic) or (408) 940-3818 (international). To access the live webcast via the Internet, log on at the Investor Relations page of Encore’s website at www.encorecapital.com.

For those who cannot listen to the live broadcast, a telephonic replay will be available for seven days by dialing (800) 585-8367 or (404) 537-3406 and entering the conference number 19118734. A replay of the conference call will also be available shortly after the call on Encore’s website.

About Encore Capital Group, Inc.

Encore is a leading provider of debt management and recovery solutions for consumers and property owners across a broad range of assets. Through its subsidiaries, Encore purchases portfolios of consumer receivables from major banks, credit unions, and utility providers, and partners with individuals as they repay their obligations and work toward financial recovery. Through its Propel Financial Services, LLC subsidiary, Encore assists property owners who are delinquent on their property taxes by structuring affordable monthly payment plans.

Headquartered in San Diego, Encore is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P SmallCap 600, and the Wilshire 4500. More information about Encore can be found at www.encorecapital.com. Encore’s website and the information contained therein, is not incorporated into and is not a part of this press release.

About Asset Acceptance Capital Corp.

For 50 years, Asset Acceptance has provided credit originators, such as credit card issuers, consumer finance companies, retail merchants, utilities and others an efficient alternative in recovering defaulted consumer debt. For more information, please visit www.assetacceptance.com.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties, assumptions and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Encore and Asset Acceptance caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Readers should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement/prospectus to be delivered to Encore’s and Asset Acceptance’s respective shareholders, and in Encore’s and Asset Acceptance’s respective filings with the SEC that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in Encore’s and Asset Acceptance’s most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. Readers should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligations to disclose material information under the Federal securities laws, Encore undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this press release.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Encore and Asset Acceptance will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Asset Acceptance and a prospectus of Encore, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF ASSET ACCEPTANCE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS

FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENCORE, ASSET ACCEPTANCE AND THE PROPOSED TRANSACTION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about Encore and Asset Acceptance, may be obtained at the SEC’s internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Encore at www.encorecapital.com under the tab “Investors,” and then under the heading “SEC Filings” or from Asset Acceptance at www.assetacceptance.com under the tab “Investors,” and then under the heading “SEC Filings.”

Encore, Asset Acceptance and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Encore directors and executive officers is available in Encore’s proxy statement filed with the SEC on April 27, 2012. Information about Asset Acceptance’s directors and executive officers is available in Asset Acceptance’s proxy statement filed with the SEC on March 28, 2012. Other information regarding the participants in the proxy solicitation to be filed with the SEC and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

This document shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Contacts:

Encore Investor Relations

Adam Sragovicz

Tel 858-309-9509

adam.sragovicz@encorecapital.com

or

Paul Grinberg

Tel 858-309-6904

paul.grinberg@encorecapital.com

Encore Media Relations

Katie Lilley, Hillenby

Tel 703-722-3061

katielilley@hillenby.com

Asset Acceptance Investor Relations

Mary Arraf

Tel 586-983-7087

marraf@assetacceptance.com